Exhibit 10.2
After recording, return to:
Bilzin Sumberg Baena
Price & Axelrod LLP
200 South Biscayne Boulevard, Suite 2500
Miami, Florida 33131-5340
Attn: Post-Closing Department
(Space Above For Recorder’s Use Only)
NOTE AND DEED OF TRUST
ASSUMPTION AGREEMENT
(GCCFC 2007-GG9; Loan No. 309991035)
     THIS NOTE AND DEED OF TRUST ASSUMPTION AGREEMENT (“Agreement”) is executed                     , 2010, effective as of                     , 2010, and is entered into among BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2007-GG9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-GG9 (“Lender”), having an address at 540 West Madison Street, Suite 1802, IL4-540-18-02, Chicago, Illinois 60661, Re: GCCFC 2007-GG9; Loan No 30991035; KBS SOUTHPARK COMMERCE CENTER II, LLC, a Delaware limited liability company (“Original Borrower”), having an address at 620 Newport Center Drive, Suite 1300, Newport Beach, California 92660 and HINES GLOBAL REIT SOUTHPARK CENTER II LP, a Delaware limited partnership (“New Borrower”), having an address at 2800 Post Oak Boulevard, Houston, Texas 77056. Original Borrower and New Borrower are hereinafter sometimes collectively referred to as “Borrower Parties”.
PRELIMINARY STATEMENT
     A. Original Borrower is the current owner of fee title to that certain real property (“Land”) and the buildings and improvements thereon (“Improvements”), commonly known as “Southpark Commerce Center II” located in the City of Austin, County of Travis, State of Texas, more particularly described in Exhibit A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the “Project”).
     B. Lender is the current owner and holder of a loan (“Loan”) in the original principal amount of $18,000,000.00 made by Greenwich Capital Financial Products, Inc. (“Original Lender”) to Original Borrower pursuant to the terms of a Loan Agreement (the “Loan Agreement”) dated as of November 14, 2006, between Original lender and Original Borrower and evidenced and/or secured by the documents described on Exhibit B attached hereto (together with any and all other agreements, documents, instruments evidencing, securing or in any manner relating to the Loan, as all of the same may be amended, restated, supplemented or otherwise modified from time to time, shall hereinafter be collectively referred to as the “Loan Documents”). The Loan is secured in part by the Project, which Project is described in and encumbered by the “Security Instrument” described on Exhibit B.
     C. New Borrower desires to purchase the Project from Original Borrower and to assume Original Borrower’s obligations under the Loan Documents as provided herein.
     D. A sale of the Project to, and the assumption of the Loan by, a third party without the consent of the holder of the Security Instrument is prohibited by the terms thereof.
     E. The Lender has agreed to consent to the following requested actions (collectively the "Requested Actions”): (i) Original Borrower selling the Project to New Borrower and (ii) New Borrower assuming all of Original Borrower’s obligations under the Loan Documents, on the terms and conditions hereinafter set forth.
     In consideration of $10.00 paid by each of the parties to the other, the mutual covenants set forth below, and other good and valuable consideration, receipt and sufficiency of which are acknowledged, the parties agree as follows:
ARTICLE 1
ACKNOWLEDGMENTS, WARRANTIES AND REPRESENTATIONS
     1.1 Original Borrower Representations. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Original Borrower acknowledges, warrants, represents and agrees to and with Lender (New Borrower shall have no right whatsoever to rely on any of such acknowledgments, warrants, representations and agreements) as follows:
          (a) Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.
          (b) Authority of Original Borrower.
               (i) Original Borrower. Original Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Texas. KBS REIT Acquisition IV, LLC (“OB Member”) is the sole member of Original Borrower. OB Member, acting alone without the joinder of any manager of Original Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by Original Borrower have been duly and properly authorized pursuant to all requisite limited liability company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Original Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement or any other organizational document of Original Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Original Borrower is a party or by which the Project may be bound or affected.

               (ii) OB Member. OB Member is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is not required to be authorized to transact business in the State of Texas. KBS Limited Partnership (“KBS LP”) is the sole member of OB Member. KBS LP, acting alone without the joinder of any manager or member of OB Member or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind OB Member and Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by OB Member have been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to OB Member or the articles of organization, certificate of formation, operating agreement, limited liability company agreement or any other organizational document of OB Member or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which OB Member is a party or by which the Project may be bound or affected.
               (iii) KBS LP. KBS LP is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware and and is not required to be authorized to transact business in the State of Texas. KBS Real Estate Investment Trust, Inc. (“KBS REIT”) is the sole general partner of KBS LP. KBS RE, acting alone without the joinder of any other partner of KBS LP or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind KBS LP, OB Member and Original Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and the Loan Documents by KBS REIT on behalf of KBS LP have been duly and properly authorized pursuant to all requisite partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to KBS LP or the limited partnership agreement or the certificate of limited partnership or any other organization document of KBS LP or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which KBS LP is a party or by which the Project may be bound or affected.
               (iv) KBS REIT. KBS REIT is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland and is not required to be authorized to transact business in the State of Texas. Charles J. Schreiber, Jr. (“Authorized Officer”) is the Chief Executive Officer of KBS REIT. Authorized Officer, acting alone without the joinder of any other officer, director or shareholder of KBS REIT or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind KBS REIT, KBS LP, OB Member and Original Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement by KBS REIT have been duly and properly authorized pursuant to all requisite corporate action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to KBS REIT or the articles of incorporation or bylaws or any other organizational document of KBS RE or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which KBS REIT is a party or by which the Project may be bound or affected.
          (c) Rent Roll. To the best of Original Borrower’s knowledge, the Rent Roll (“Rent Roll”) attached hereto and made a part hereof as Exhibit C is, in all material respects, a true, accurate and complete list of all tenant leases (“Leases”) affecting the Project as of the date of this Agreement.
          (d) Leases. To the best of Original Borrower’s knowledge, the Leases are the only leases affecting the Project and are currently in full force and effect. Original Borrower has not been notified in writing of any landlord default under any of the Leases; there are no leasing broker’s or finder’s leasing commissions of any kind currently due from Original Borrower with respect to the Leases or the Project, except as disclosed in Exhibit D attached hereto; the rents and security deposits under the Leases shown on the Rent Roll are true and correct in all material respects; Original Borrower has not given any concessions for free or reduced rent under the Leases, except as reflected in the Leases. To the best of Original Borrower’s knowledge, all tenants at the Project are currently in possession of and are operating businesses from their leased premises, except as disclosed in Exhibit D attached hereto.
          (e) Title to Project and Legal Proceedings. To the best of Original Borrower’s knowledge, there are no pending or threatened suits, judgments, arbitration proceedings, administrative claims, executions or other legal or equitable actions or proceedings against Original Borrower or the Project, or to the best of Original Borrower’s knowledge, pending or threatened condemnation proceedings or annexation proceedings affecting the Project, or any agreements to convey any portion of the Project, or any rights thereto to any person, entity, or government body or agency not disclosed in this Agreement.
          (f) Loan Documents. The Loan Documents constitute valid and legally binding obligations of Original Borrower enforceable against Original Borrower, as limited herein, and the Project in accordance with their terms. Original Borrower acknowledges and agrees that, except as set forth in Section 2.7, nothing contained in this Agreement, nor the Requested Actions, shall release or relieve Original Borrower from its obligations, agreements, duties, liabilities, covenants and undertakings under the Loan Documents arising prior to the date hereof. Original Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever against Lender or any of Lender’s predecessors in interest, and any subsidiary or affiliate of Lender and all of the past, present and future officers, directors, contractors, employees, agents, servicers (including, but not limited to, Wachovia Bank, N.A. and LNR Partners, Inc.), attorneys, representatives, participants, successors and assigns of Lender and Lender’s predecessors in interest (collectively, “Lender Parties”) or with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. To the extent Original Borrower would be deemed to have any such defenses, setoffs, claims, counterclaims or causes of action as of the date hereof, Original Borrower knowingly waives and relinquishes them.
          (g) Bankruptcy. Original Borrower has no intent to (i) file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors (“Debtor Proceeding”) under any local, state, federal or other insolvency law or laws providing relief for debtors, (ii) directly or indirectly cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Original Borrower or any members thereof or (iii) directly or indirectly cause the Project or any portion or any interest of Original Borrower in the Project to become the property of any bankrupt estate or the subject of any Debtor Proceeding.

          (h) No Default. To Original Borrower’s knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.
     1.2 Acknowledgments, Warranties and Representations of New Borrower. As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, New Borrower acknowledges, warrants, represents and agrees to and with Lender as follows:
          (a) Incorporation of Recitals. All of the facts set forth in the Preliminary Statement of this Agreement are true and correct and incorporated into this Agreement by reference.
          (b) Authority of New Borrower.
               (i) New Borrower. New Borrower is a duly organized, validly existing limited partnership in good standing under the laws of the State of Delaware and is qualified to transact business in the State of Texas. Hines Global REIT Southpark Center II GP LLC (“NB General Partner”) is the sole general partner of New Borrower. NB General Partner, acting alone without the joinder of any other partner of New Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and the Loan Documents by NB General Partner on behalf of New Borrower have been duly and properly authorized pursuant to all requisite partnership action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to New Borrower or the limited partnership agreement or the certificate of limited partnership or any other organization document of New Borrower or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which New Borrower is a party or by which the Project may be bound or affected.
               (ii) NB General Partner. NB General Partner is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is not required to be authorized to transact business in the State of Texas. The sole member of NB General Partner is Hines Global REIT Southpark Properties LP (the “OP”). Any manager of NB General Partner, acting alone without the joinder of any other manager or member of NB General Partner or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind NB General Partner and New Borrower under this Agreement and the Loan Documents. The execution and delivery of, and performance under, this Agreement and the Loan Documents by NB General Partner have been duly and properly authorized pursuant to all requisite company action and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to NB General Partner or the articles of organization, certificate of formation, operating agreement, limited liability company agreement, or any other organizational document of NB General Partner or (ii) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which NB General Partner is a party or by which the Project may be bound or affected.

          (c) Financial Statements. The financial statements and other information (“Financial Statements”) of the REIT and the OP (individually and/or collectively “Principal”) which have been previously delivered to Lender are true, complete and accurate in all material respects and accurately represent the financial condition of Principal as of the date thereof. All of the assets shown on each Principal’s Financial Statements are owned by such Principal, individually, as his/her/its sole and separate property, and not otherwise jointly with any other person or entity. There has not been any material adverse change to the financial condition of Principal between the date of the Financial Statements and the date of this Agreement. New Borrower also acknowledges and agrees to cause Principal to timely comply with all financial, bookkeeping and reporting requirements set forth in the Loan Documents, including, without limitation, those set forth in Section 6.3 of the Loan Agreement. New Borrower acknowledges that the Financial Statements have been provided to Lender to induce Lender to enter into this Agreement and are being relied upon by Lender for such purposes.
          (d) Bankruptcy Proceedings. Neither New Borrower nor NB General Partner nor any of New Borrower’s limited partners or any of NB General Partner’s members, affiliates or other entities which may be owned or controlled directly or indirectly by New Borrower or NB General Partner (collectively, the “Related Entities”) has been a party to any Debtor Proceeding within seven (7) years prior to the date of this Agreement.
          (e) Defaults on Other Indebtedness. Neither New Borrower nor any Related Entities has materially defaulted under its or their obligations with respect to any other indebtedness.
          (f) New Borrower’s Organizational Documents. New Borrower has not transacted any business in New Borrower’s name since its formation. New Borrower is and will continue to be in full compliance with all of its organizational documents and the single purpose entity and separateness requirements of the Loan Documents and such organizational documents do not conflict with any of such single purpose entity and separateness requirements of the Loan Documents.
          (g) Assets of New Borrower. The only assets of New Borrower are the Project, the personal property owned by New Borrower and used in connection with the Project and cash or cash equivalents.
          (h) Management of Project. New Borrower is entering into that certain Property Management Agreement with Hines Interests Limited Partnership (“Project Manager”) for the management of the Project (the “New Management Agreement”). The term “Management Agreement” or “management agreement” or such other similar term in the Loan Documents shall hereafter refer to the New Management Agreement. The term “Property Manager” or such other similar term in the Loan Documents shall hereafter refer to the Project Manager. New Borrower covenants and agrees to comply with and to cause the Project Manager to comply with all terms and conditions of the Loan Documents concerning the management of the Project, including without limitation the obligation to obtain Lender’s consent to the management of the Project by any entity other than Project Manager. Project Manager shall execute and deliver to Lender a subordination of the New Management Agreement in form acceptable to Lender.

          (i) Loans to Related Entities. There are no loans payable by New Borrower to any partner(s) of New Borrower or any other Related Entities or other entities or persons.
          (j) New Borrower Parties’ Interests. Neither New Borrower nor its general partner or any of its limited partners is obtaining a loan to finance its interest in New Borrower or the Project or pledging its interest in New Borrower to any party, and none of New Borrower’s partners have any right to take over control from any of such other partners.
          (k) Prohibited Person. New Borrower warrants and represents, after review of the website identified below, that none of New Borrower, NB General Partner nor Principal nor any of their respective officers, directors, partners, members, affiliates nor any holder of an indirect equity interest in New Borrower of ten percent (10%) or more is an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 24, 2001 (“EO13224”), (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated Nationals and Blocked Persons” (which list may be published from time to time in various media including but not limited to, the OFAC website, http://www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf, (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224, or (iv) who, to the knowledge of New Borrower, is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses [i] — [iv] above are herein referred to as a “Prohibited Person”). New Borrower covenants and agrees that none of New Borrower, NB General Partner nor Principal nor any of their respective officers, directors, partners, members, affiliates nor any holder of an indirect equity interest in New Borrower of ten percent (10%) or more will (a) knowingly conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. New Borrower further covenants and agrees to deliver (from time to time) to Lender any such certification as may be requested by Lender in its reasonable discretion, confirming that, based on reasonable inquiry (x) none of New Borrower, NB General Partner nor Principal nor any of their respective officers, directors, partners, members, affiliates, nor any of the holders of indirect equity interests in New Borrower of ten percent (10%) or more is a Prohibited Person and (y) neither New Borrower, Principal nor their respective officers, directors, partners, members, affiliates, nor any of the holders of indirect equity interests in New Borrower of ten percent (10%) or more has (a) knowingly conducted any business, or engaged in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person or (b) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.
          (l) Loan Documents. The Loan Documents, from and after the date hereof, are valid and legally binding obligations of New Borrower, enforceable against New Borrower and the Project in accordance with their terms. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which New Borrower acknowledges to be valid and existing liens and security interests in the Project. New Borrower agrees that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the transfer of the Project or any collateral described in financing statements filed in connection with the Loan Documents and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged. New Borrower has no defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action of any kind or nature whatsoever against the Lender Parties with respect to (i) the Loan, (ii) the Loan Documents, or (iii) the Project. To the extent New Borrower would be deemed to have any such defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action as of the date hereof, New Borrower knowingly waives and relinquishes them. New Borrower acknowledges that it has received copies of all of the Loan Documents.
          (m) No Default. To New Borrower’s actual knowledge, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, could constitute a default or Event of Default under the Loan Documents.
          (n) Inspections. Other than that certain Property Condition Assessment (the “PCA”) Report for the Project dated June 8, 2010, prepared by MECX under Project No. 1314.006H00 and that certain Environmental Site Assessment (the “Phase 1”) for the Project dated June 14, 2010, prepared by MECX under Project No. MECX 1314.006, New Borrower has not obtained any other written inspection reports relating to the Project. Additionally, New Borrower has not obtained any tenant estoppel certificates from the tenants located at the Project that have not been delivered to Lender.
          (o) Reaffirmation. To New Borrower’s actual knowledge, New Borrower affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents, in all material respects, as if made on the date hereof.
ARTICLE 2
ACKNOWLEDGMENTS AND COVENANTS OF BORROWER PARTIES
     As a material inducement to Lender to enter into this Agreement and to consent to Requested Actions each of Borrower Parties, as to itself only, acknowledges, warrants, represents, covenants and agrees to and with Lender as follows:
     2.1 Assumption of Loan. New Borrower hereby assumes the indebtedness due under the Note, the Loan and all of Original Borrower’s other obligations, as grantor, mortgagor, borrower, assignor, trustor, indemnitor, guarantor, or maker, as the case may be, under the Loan Documents to the same extent as if New Borrower had signed such instruments. New Borrower agrees to comply with and be bound by all the terms, covenants and agreements, conditions and provisions set forth in the Loan Documents.
     2.2 Indebtedness. As of October 11, 2010, the outstanding principal balance of the Loan was $18,000,000.00 and the following escrow and reserve balances (collectively, “Escrow Balances”) are being held by Lender: (i) a tax escrow balance of $0.00; (ii) an insurance escrow balance of $0.00; (iii) and a replacement reserve escrow balance of $0.00. Further, Borrower

Parties acknowledge and agree that Lender will continue to hold the Escrow Balances for the benefit of New Borrower in accordance with the terms of the Loan Documents. In the event of any error in, or omission from, the foregoing, Lender shall not be prejudiced, limited, or estopped, in any way in its right to charge, collect and receive any and all monies lawfully due Lender under the Loan Documents. By its execution hereof, Lender represents and warrants to New Borrower that to Lender’s actual knowledge (i) the amounts set forth above are correct, (ii) Lender has not issued any written notices of default to Original Borrower which have not been cured, and (iii) there are no existing material defaults under the Loan Documents.
     2.3 Assumption Fee. Simultaneously with or prior to the execution hereof, New Borrower shall pay to or has paid Lender: (i) an assumption fee equal to $90,000.00, which is 0.5% of the outstanding principal balance of the Loan; (ii) an administration fee equal to $125.00; (iii) a flood determination fee equal to $15.00; (iv) a credit review fee equal to $296.00; and (v) an insurance review fee equal to $400.00, each of which Borrower Parties agrees are fees for new consideration and are not interest charged in connection with the Loan.
     2.4 Payment of Transaction Costs and Expenses. New Borrower shall pay at the time of execution of this Agreement by Lender: (a) the legal fees and disbursements of Lender’s counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement; (b) all recording costs and documentary stamps, or other taxes if any, due upon the recording of this Agreement; and (c) the costs of updating Lender’s policy of title insurance insuring the Security Instrument to a current date and endorsing such policy to include this Agreement in the description of the Security Instrument with no additional exceptions, or, at Lender’s option, the cost of obtaining a new Lender’s policy of title acceptable to Lender insuring the Loan Documents as affected by this Agreement.
     2.5 Release and Covenant Not To Sue. Each of Borrower Parties, as to itself and all of its heirs, successors and assigns only, remises, releases, acquits, satisfies and forever discharges Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of completion of the Requested Actions (“Acquisition Date”), arising out of or relating to (a) the Loan (b) the Loan Documents, and (c) the Project. Each of Borrower Parties, as to itself and all of its respective heirs, successors and assigns only, covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.
     2.6 Further Assurances. New Borrower shall execute and deliver to Lender such agreements, instruments, documents, financing statements and other writings as may be requested from time to time by Lender to perfect and to maintain the perfection of Lender’s security interest in and to the Project, and to consummate the transactions contemplated by or in the Loan Documents and this Agreement.

     2.7 Release of Original Borrower. By its execution hereof, Lender hereby releases Original Borrower for any acts or events occurring or obligations arising under the Loan Documents after the Acquisition Date, including the obligation to pay the indebtedness due under the Note, with the exception of any liability of Original Borrower based upon (a) any material misrepresentation of Original Borrower in this Agreement or any other document executed in connection herewith and/or (b) its obligations under Sections 4.21 and 5.8 of the Loan Agreement (“Environmental Indemnity Obligations”) that are caused by Original Borrower or any of its agents or result from the existence of conditions existing prior to the Acquisition Date or migrating to or from any portion of the Project prior to the Acquisition Date, or result from a violation of Environmental Laws (as defined in the Loan Agreement) prior to the Acquisition Date. Original Borrower shall bear the burden of proving when Hazardous Substances (as defined in the Loan Agreement) first existed upon, about or beneath the Project or began migrating to or from the Project and when a violation of Environmental Laws first occurred; provided, however, the foregoing burden of proof is for the benefit of the Lender, its successors and assigns, and is not for the benefit of any other party.
ARTICLE 3
ADDITIONAL PROVISIONS
     3.1 Modification to Loan Documents.
          (a) Loan Agreement.
               (i) The definition of the term “Approved Asset Manager” in Section 1.1 of the Loan Agreement is hereby revised to read as follows:
“An entity Controlled by Gerald D. Hines and/or Jeffrey C. Hines, including Hines Global REIT Advisors LP, or another entity reasonably acceptable to Lender.”
               (ii) The words “and payable to third parties that are not Affiliates of Borrower” are hereby deleted from the second line of the definition of the term “Approved Leasing Expenses” in Section 1.1 of the Loan Agreement
               (iii) The definition of the term “Deposit Bank” in Section 1.1 of the Loan Agreement is hereby revised to read as follows: ““Wells Fargo Bank, National Association” or such other bank or depository selected by Lender in its discretion.”
               (iv) The reference to the “Clearing Account Agreement” in the definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby revised to read as follows: “the Deposit Account Control Agreement (Soft Lockbox) among Borrower, Lender and Deposit Bank (the “Deposit Account Control Agreement”). The reference to the term “Deposit Account Agreement” in the definition of “Loan Documents” in Section 1.1 of the Loan Agreement and all references thereto in the Loan Agreement are hereby deleted.
               (v) All references to the term “Clearing Account Agreement” in the Loan Agreement shall hereafter mean and refer to the “Deposit Account Control Agreement.”

               (vi) The following definitions defined in Section 1.1 of the Loan Agreement are hereby deleted in their entirety: “Approved Mezzanine Loan,” “Mezzanine Loan,” Mezzanine Loan Borrower,” “Mezzanine Loan Documents,” “Mezzanine Loan Liens, “ Monthly Mezzanine Debt Service Payment,” “Permitted REIT Distributions,” “Permitted REIT Operating Expenses,“and “Sole Member.”
               (vii) Clause (iv) of the definition of “Permitted Transfers” in Section 1.1 of the Loan Agreement is hereby revised to read as follows:
(iv) provided that no Default or Event of Default shall then exist, a transfer or encumbrance of any existing or the issuance of new indirect (but not any direct) interests in Borrower (including, without limitation, the transfer or encumbrance of any interest in the REIT Operating Partnership or the REIT) provided that:
     (A) such transfer or encumbrance shall not (x) result in Gerald D. Hines and/or Jeffrey C. Hines no longer Controlling the Approved Asset Manager, or (y) result in the Approved Asset Manager no longer being the sole asset manager of the REIT and solely responsible for the day to day management, operating, direction and supervision of the operations and administration of the REIT and its assets pursuant to the terms of an Advisory Agreement, between the Approved Asset Manager and the REIT as disclosed in the REIT’s required Securities and Exchange Commission filings;
     (B) after giving effect to such Transfer, the REIT shall continue to own at least fifty-one percent (51%) of all equity interests (direct or indirect) in Borrower and the Approved Asset Manager shall continue to Control Borrower; and
     (C) Borrower shall give Lender notice of such Transfer together with copies of all instruments effecting such Transfer not less than ten (10) days prior to the date of such Transfer.
               (viii) The definition of the term “REIT” in Section 1.1 of the Loan Agreement is hereby revised to read as follows:
          “Hines Global REIT, Inc., a Maryland corporation.”
               (ix) The definition of the term “REIT Operating Partnership” in Section 1.1 of the Loan Agreement is hereby revised to read as follows:
          “Hines Global REIT Properties LP, a Delaware limited partnership.”
               (x) The defined term “General Partner” is hereby added to Section 1.1 of the Loan Agreement”
General Partner: Hines Global REIT Southpark Center II GP LLC, a Delaware limited liability company, the sole general partner of Borrower.

               (xi) Clauses (i), (viii) and (ix) of Section 3.11(a) of the Loan Agreement are hereby deleted and the following new clause shall be substituted in place of clauses (viii) and (ix):
(viii) Eighth, all remaining Available Cash on such Payment Date shall be deposited into the Cash Collateral Subaccount in accordance with Section 3.9 hereof or, if a Cash Management Period shall not have commenced, all remaining Available Cash on such Payment Date shall be deposited into an account designated by Borrower.
               (xii) All references to the term “Sole Member” in the Loan Agreement shall hereafter mean and refer to “General Partner”
               (xiii) All references to the term “Clearing Account” in Section 3.1 and any other Section of the Loan Agreement shall hereafter mean and refer to the “Restricted Account” defined in the Deposit Account Control Agreement.
               (xiv) All references to the term “Clearing Bank” in Section 3.1 and any other Section of the Loan Agreement shall hereafter mean and refer to the Deposit Bank.
               (xv) Section 3.12 of the Loan Agreement is hereby deleted in its entirety.
               (xvi) The first sentence of Section 4.18 of the Loan Agreement is hereby revised to read as follows:
          “The sole general partner of Borrower is the General Partner.”
               (xvii) The organization chart attached to the Loan Agreement as Schedule 4 is hereby replaced with the organizational chart for Borrower attached hereto as Schedule 4.
               (xviii) Notwithstanding anything in the first sentence of Section 6.3.2 of the Loan Agreement to the contrary, the Lender shall accept delivery of a copy of the REIT’s annual Form 10-K filed with the Securities and Exchange Commission to satisfy New Borrower’s obligations to deliver annual financial statements for the REIT.
               (xix) The references in the two clause (iii)s in Section 6.3.3 to “ten percent (10%) or more” are hereby revised to read $25,000.00 or more.
               (xx) The reference in Section 7.1.1(a)(ii) to the $10,000.00 is hereby revised to read $25,000.00.
               (xxi) The phrase “be assigned and the originals thereof” in clause (v) of Section 7.1.2(v) of the Loan Agreement is hereby replaced with the following language: “shall have certified originals thereof delivered to Lender.”
               (xxii) The reference in the penultimate sentence of Section 7.1.2 of the Loan Agreement to “thirty (30) days” is hereby revised to “forty-five (45) days”.

     3.2 Immediate Repairs.
          (a) Simultaneously with the execution hereof, New Borrower shall deposit with Lender the sum of One Hundred Nine Thousand Four Hundred Fifty and 00/100 Dollars ($109,450.00) (the “Immediate Repair Deposit”) representing 110% of the estimated costs to repair non-deferrable items (i) A-3; (ii) B-1; (iii) C-1; and (iv) I-1 (the “Required Repairs”) described on Exhibit E to the PCA. Lender shall deposit the Immediate Repair Deposit in a Subaccount (the “Immediate Repair Reserve Subaccount”). Provided that no Default or Event of Default (as such terms are defined in the Loan Agreement) has occurred and is continuing, Lender shall disburse the funds in the Immediate Repair Reserve Subaccount to Borrower in accordance with the same procedure for which Lender shall disburse funds to Borrower that are in the Capital Reserve Subaccount pursuant to Section 3.4 of the Loan Agreement or the Rollover Reserve Subaccount pursuant to Section 3.5 of the Loan Agreement, and as if the Required Repairs are Approved Capital Expenses under Section 3.4 of the Loan Agreement or Approved Leasing Expenses under Section 3.5 of the Loan Agreement. The Immediate Repair Reserve Subaccount shall be treated as a Subaccount and one of the Cash Management Accounts for all purposes under Section 3.10 and any other applicable provision of the Loan Agreement and the other Loan Documents.
          (b) New Borrower shall use diligent efforts to complete or cause to be completed, and provide Lender with satisfactory evidence of such completion of, the Immediate Repairs by no later than one hundred eighty days (180) days from the date hereof (the “Immediate Repair Period”); provided, however, if all Immediate Repairs cannot be completed within the Immediate Repair Period despite diligent efforts by New Borrower to achieve the same, then and in such event the time period to complete any such remaining and outstanding Immediate Repairs shall be extended so long as New Borrower continues to use diligent efforts to complete or cause the completion of any such remaining Immediate Repairs. Upon completion of the Immediate Repairs, New Borrower shall pay for a Lender approved inspection company (“Inspector”) to inspect the Project to determine if the Immediate Repairs have been timely and fully completed. If the Immediate Repairs have not been timely and fully completed, the Inspector shall provide a written report regarding the status of the Immediate Repairs and shall specifically outline the work necessary to complete the Immediate Repairs, the estimated cost and a time frame for doing so. New Borrower shall complete the Immediate Repairs set forth in the Inspector’s report within the time frame set forth in the Inspector’s report or New Borrower shall be in default hereunder, whereupon, Lender, in addition to all other rights and remedies for default under the Loan Documents, shall have the right, but not the obligation, to use the funds being held under the Immediate Repair Reserve Subaccount or any other Subaccount to complete the Immediate Repairs. Upon completion of all Required Repairs, which completion shall be confirmed by the Inspector, Lender shall disburse the remainder of any of the Immediate Repair Reserve Subaccount funds to New Borrower.
          (c) New Borrower shall use diligent efforts to complete or cause to be completed, and provide Lender with satisfactory evidence of such completion of, the non-deferrable item identified as D-1 on Exhibit E of the PCA (the “Repairs”), no later than one (1) year from the date hereof (the “Repair Period”); provided, however, if the Repairs cannot be completed within the Repair Period despite diligent efforts by New Borrower to achieve the same, then and in such event the time period to complete any such remaining and outstanding

Repairs shall be extended so long as New Borrower continues to use diligent efforts to complete or cause the completion of any such remaining Repairs.
     3.3 Business Risk Issue in Phase 1. New Borrower shall use diligent efforts to complete, or cause AT&T to complete, all work related to Environmental Business Risk Issue # 2 (the AT&T generator and associated storage tank) recommended to be remedied in the Phase 1 by the first to occur of (i) one (1) year from the date hereof or (ii) the date that on such failure to repair causes a violation of law or of the Loan Documents.
     3.4 Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Borrower Parties agree that this Agreement shall not be deemed an agreement by Lender to consent to any other transfer or conveyance of the Project or assumption of the Loan, or a consent to any secondary financing or secondary encumbrance on the Project or New Borrower or any interests in New Borrower.
     3.5 UCC Filings. New Borrower hereby grants and confirms unto Lender a first lien priority interest in all of New Borrower’s personal property and all of the fixtures located at the Project to the maximum extent permitted by the Uniform Commercial Code (“UCC”). Borrower Parties hereby consent to the filing of any financing statements or UCC forms required to be filed in the applicable states or any other applicable filing office, including, but not necessarily limited to, the state of organization of New Borrower and in the Records (collectively “Filings”) in order to perfect or continue the perfection of said interest and, notwithstanding anything contained in any of the Loan Documents to the contrary, in accordance with the UCC, as amended subsequent to the making of the Loan, said Filings may be made by Lender without the consent or signature of either of the Borrower Parties.
     3.6 References to Loan Documents. All references to the term “Loan Documents” in the Security Instrument and the other Loan Documents shall hereinafter be modified to include this Agreement and all documents executed and/or required in connection with the Requested Actions.
ARTICLE 4
MISCELLANEOUS PROVISIONS
     4.1 No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.
     4.2 No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of Lender under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party’s rights under this Agreement without invalidating this Agreement.
     4.3 Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.
     4.4 Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Borrower Parties at all times have had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement and have had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower Parties, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All prior statements, representations and warranties, if any, are totally superseded and merged into this Agreement, which represents the final and sole agreement of the parties with respect to the subject matters. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement are the free and voluntary act of Borrower Parties.
     4.5 Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.
     4.6 Notices. Except as otherwise specifically provided to the contrary, any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”) permitted or required to be given under this Agreement and the Loan Documents shall not be effective unless in writing, signed by or on behalf of the party giving the same, and sent by certified or registered mail, postage prepaid, return receipt requested, or by hand delivery or a nationally recognized overnight courier service (such as FedEx), to the party to be notified at the address of such party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance with this Section. Any Communications shall be effective upon the earlier of their receipt or three days after mailing in the manner indicated in this Section. Receipt of Communications shall occur upon actual delivery but if attempted delivery is refused or rejected, the date of refusal or rejection shall be deemed the date of receipt. Any

Communication, if given to Lender, must be addressed as follows, subject to change as provided above:
BANK OF AMERICA, N.A., AS TRUSTEE
c/o Wells Fargo Commercial Mortgage Servicing
MAC D1100-90
201 S. College Street
NC 1075 9th Floor
Charlotte, North Carolina 28244-1075
Re: GCCFC 2007-GG9; Loan No.: 309991035
With a copy to:
LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn: Director of Servicing
Re: GCCFC 2007-GG9 Loan No.: 309991035
and, if given to Original Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided above:
KBS SOUTHPARK COMMERCE CENTER II, LLC
620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
Attn: Rodney G. Richerson
          James Chiboucas, Esq.
Facsimile: (949) 417-6523
With a copy to:
Morgan, Lewis & Bockius, LLP
5 Park Plaza, Suite 1750
Irvine, California 92614
Attn: L. Bruce Fischer, Esq.
Facsimile: (949) 399-7001
and, if given to New Borrower, must be addressed as follows, subject to change as provided above:
HINES GLOBAL REIT SOUTHPARK CENTER II LP
2800 Post Oak Boulevard
Houston, Texas 77056
Attn: Charles N Hazen
Facsimile: (713) 966-7851
With a copy to:
Jason P. Maxwell, Esq.
Hines Advisors Limited Partnership
2800 Post Oak Boulevard
Houston, Texas 77056
Facsimile: (713) 966-2075

and
Baker Botts L.L.P.
910 Louisiana Street
Houston, Texas 77002
Attn: Connie Simmons Taylor, Esq.
Facsimile: (713) 229-7850
     4.7 Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State in which the Project is located.
     4.8 Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.
     4.9 Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the Party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted. Lender’s consent to the Requested Actions shall not be deemed to constitute Lender’s consent to any provisions of the organizational documents that would be in violation of the terms and conditions of any of the Loan Documents.
     4.10 Time of Essence; Consents. Time is of the essence of this Agreement and the Loan Documents. Any provisions for consents or approvals in this Agreement shall mean that such consents or approvals shall not be effective unless in writing and executed by Lender.
     4.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.
     4.12 WAIVER OF TRIAL BY JURY. BORROWER PARTIES HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER PARTIES, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER PARTIES.

     4.13. Limitation on Liability. Section 10.1 of the Loan Agreement and Section 26 of the Security Instrument are incorporated herein by this reference.
[EXECUTION PAGES TO FOLLOW]

     The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:		LENDER:

BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2007-GG9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-GG9

		By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

By:

Print Name:				Name:
Title:

Print Name:

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)
     The foregoing instrument was acknowledged before me this _____ day of __________, 2010, by ______________, a Vice President of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to            LNR Partners, Inc., a Florida corporation, on behalf of said limited liability company, as attorney-in-fact for BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION, SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2007-GG9, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-GG9, on behalf of the said trust. He _____ is personally known to me or _____ has produced a driver’s license as identification.

Notary Public, State of Florida
Print Name:
[AFFIX NOTARY STAMP ABOVE]	My Commission Expires:

     The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:		ORIGINAL BORROWER:

KBS SOUTHPARK COMMERCE CENTER II, LLC,
a Delaware limited liability company

		By:	KBS REIT ACQUISITION IV, LLC, a Delaware limited liability company, its sole member

Print Name:			By:	KBS Limited Partnership, a Delaware limited partnership, its sole member

Print Name:				By:	KBS REAL ESTATE INVESTMENT TRUST, INC., a Maryland corporation general partner

By:
Charles J. Schreiber, Jr.
Chief Executive Officer

STATE OF CALIFORNIA	}
COUNTY OF	}S.S.
On                      ,                before me,                               , a Notary Public in and for said County and State, personally appeared, Charles J. Shreiber, Jr., the Chief Executive Officer of KBS Real Estate Investment Trust, Inc., a Maryland corporation, the general partner of KBS Limited Partnership, a Delaware limited partnership, the sole member of KBS REIT Acquisition, IV, LLC, a Delaware limited liability company, the sole member of KBS Southpark Commerce Center II, LLC, a Delaware limited liability company, on behalf of the company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature:

(Notary Seal)

     The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:		NEW BORROWER:

HINES GLOBAL REIT SOUTHPARK CENTER II LP,
a Delaware limited partnership

		By:	Hines Global REIT Southpark Center II GP LLC, its general partner

By:
Print Name:			Name:
Title: Manager

Print Name:

STATE OF	)
) SS.:
COUNTY OF	)
     On                     , 2010, before me,                      a Notary Public for said state, personally appeared                     , personally known to me OR proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Notary Public, State of
My Commission Expires:

EXHIBIT A
LEGAL DESCRIPTION

EXHIBIT B
LOAN DOCUMENTS
     1. Promissory Note dated November 14, 2006, in the principal amount of $18,000,000.00 (the “Note”), executed by Original Borrower in favor of Greenwich Capital Financial Products, Inc. (“Original Lender”), and endorsed to the order of Lender.
     2. Deed of Trust, Assignment of Leases and Rents and Security Agreement and Fixture Filing dated as of November 14, 2006 (“Security Instrument”), executed by Original Borrower in favor of Original Lender and recorded as Document No. 2006226108, in the Official Public Records of Travis County, Texas (“Records”), and assigned to Lender.
     3. Assignment of Leases and Rents dated as of November 14, 2006 (“Assignment of Leases and Rents”), executed by Original Borrower in favor of Original Lender and recorded as Document No. 2006226109, of the Records, and assigned to Lender.
     4. Loan Agreement dated as of November 14, 2006 (“Loan Agreement”), by and between Original Borrower and Original Lender.
     5. UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party, and recorded as Document No. 2006226110 of the Records, and assigned to Lender.
     6. UCC Financing Statement reflecting Original Borrower, as debtor, and Original Lender, as secured party and filed with the Department of State of Delaware under Initial Filing Num. 6409711-9, and assigned to Lender.

2

EXHIBIT C
RENT ROLL
(INTENTIONALLY DELETED FOR PURPOSES OF RECORDING)

3

EXHIBIT C
RENT ROLL

4

EXHIBIT D
LEASE DISCLOSURES

5

SCHEDULE 4
ORGANIZATION CHART OF NEW BORROWER

6